Remitly Reports First Quarter 2025 Results Above Outlook and Raises Full Year 2025 Outlook
First quarter send volume up 41% and revenue up 34% year over year
First quarter net income was $11.4 million and Adjusted EBITDA was $58.4 million

SEATTLE, WA / May 7, 2025 / GlobeNewswire / - Remitly Global, Inc. (NASDAQ: RELY), a trusted provider of digital financial services that transcend borders, reported results for the first quarter ended March 31, 2025.
“We delivered an outstanding start to the year, significantly exceeding our expectations for the first quarter,” said Matt Oppenheimer, co-founder and Chief Executive Officer, Remitly. “This performance was driven by the deep and growing trust our customers place in us to deliver a fast, reliable, and secure experience. As that trust continues to grow, so does our ability to scale efficiently and profitably. Based on these strong results, we are raising our full year 2025 outlook for both revenue and Adjusted EBITDA.”
First Quarter 2025 Highlights and Key Operating Data
(All comparisons relative to the first quarter of 2024)
•Active customers increased to 8.0 million, from 6.2 million, up 29%.
•Send volume increased to $16.2 billion, from $11.5 billion, up 41%.
•Revenue totaled $361.6 million, compared to $269.1 million, up 34%.
•Net income was $11.4 million, compared to a net loss of $21.1 million.
•Adjusted EBITDA was $58.4 million, compared to $22.8 million, up 157%.
2025 Financial Outlook
For fiscal year 2025, Remitly currently expects:
•Total revenue in the range of $1.574 billion to $1.587 billion, representing a growth rate of 25% to 26% year over year. This outlook reflects an increase from our prior revenue outlook in the range of $1.565 billion to $1.580 billion.
•GAAP net income to be positive for 2025 and for Adjusted EBITDA to be in the range of $195 million to $210 million. This outlook reflects an increase from our prior Adjusted EBITDA outlook in the range of $180 million to $200 million.
For the second quarter of 2025, Remitly currently expects:
•Total revenue in the range of $383 million to $385 million, representing a growth rate of 25% to 26% year over year.
•A GAAP net loss position for the second quarter of 2025 and for Adjusted EBITDA to be in the range of $45 million to $47 million.
As previously announced on February 19, 2025, the Company's non-GAAP financial measures have been updated to exclude the impact of payroll taxes related to stock-based compensation expense, net. The Company considers this adjustment to improve the usefulness of its non-GAAP financial measures in evaluating underlying operating performance by more completely reflecting the extent of stock-based compensation expense, net, and related impacts. This update has no effect on any of the Company's previously reported GAAP results for any period. Non-GAAP financial measures for 2024 and 2023 have been recast to reflect this change, and the financial outlook guidance previously provided on February 19, 2025, was in accordance with this updated presentation. See historical non-GAAP reconciliations included below.

Reconciliation of GAAP to Non-GAAP Financial Measures
A reconciliation of accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP financial measures has been provided in the financial statement tables included in this earnings release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this earnings release because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include, but are not limited to, income taxes, stock-based compensation expense, and payroll taxes related to stock-based compensation expense, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results.
Note: All percentage changes described within this press release are calculated using amounts in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), for which revenue and active customers are presented in thousands and send volume is presented in millions. Rounding differences may occur when individually calculating percentages or totals from rounded amounts included within the press release body as compared to the amounts included within the Company’s SEC filings.

Webcast Information
Remitly will host a webcast at 5:00 p.m. Eastern time on Wednesday, May 7, 2025 to discuss its first quarter 2025 financial results. The live webcast and investor presentation will be accessible on Remitly’s website at https://ir.remitly.com. A webcast replay will be available on our website at https://ir.remitly.com following the live event.
We have used, and intend to continue to use, the Investor Relations section of our website at https://ir.remitly.com as a means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD.
Non-GAAP Financial Measures
Some of the financial information and data contained in this earnings release, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with GAAP.
We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.
We calculate Adjusted EBITDA as net income (loss) adjusted by (i) interest (income) expense, net, (ii) provision for income taxes, (iii) noncash charges of depreciation and amortization, (iv) other income (expense), net, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, (vii) payroll taxes related to stock-based compensation expense, net, and (viii) certain integration, restructuring, and other costs. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) payroll taxes related to stock-based compensation expense, net, (iii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iv) certain integration, restructuring, and other costs.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future results of operations and financial position, including our fiscal year and second quarter 2025 financial outlook, including forecasted fiscal year and second quarter 2025 revenue, net income (loss), and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, our growth, our position and potential opportunities, and our objectives for future operations. The words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to our expectations regarding our revenue, expenses, and other operating results; our ability to acquire new customers and successfully retain existing customers; our ability to develop new products and services in a timely manner; our ability to achieve or sustain our profitability; our ability to maintain and expand our strategic relationships with third parties; our business plan and our ability to effectively manage our growth; anticipated trends, growth rates, and challenges in our business and in the market segments in which we operate; our ability to attract and retain qualified employees; uncertainties regarding the impact of geopolitical and macroeconomic conditions, including currency fluctuations, inflation, regulatory changes (including as may be related to immigration, fiscal policy, foreign trade, or foreign investment), or regional and global conflicts or related government sanctions; our ability to maintain the security and availability of our solutions; our ability to maintain our money transmission licenses and other regulatory clearances; our ability to maintain and expand international operations; and our expectations regarding anticipated technology needs and developments and our ability to address those needs and developments with our solutions. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results is included in our quarterly report on Form 10-Q for the quarter ended March 31, 2025 to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2024 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

About Remitly
Remitly is a trusted provider of digital financial services that transcend borders. With a global footprint spanning more than 170 countries, Remitly’s digitally native, cross-border payments app delights customers with a fast, reliable, and transparent money movement experience. Building on its strong foundation, Remitly is expanding its suite of products to further its vision and transform lives around the world.

Contacts

Media Inquiries:
press@remitly.com

Investor Relations:
Stephen Shulstein
stephens@remitly.com

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended March 31,
(in thousands, except share and per share data)	2025	2024
Revenue	$361,624	$269,118
Costs and expenses
Transaction expenses(1)	121,393	89,881
Customer support and operations(1)	22,573	20,119
Marketing(1)	73,349	68,014
Technology and development(1)	73,851	63,206
General and administrative(1)	52,829	44,173
Depreciation and amortization	5,396	3,678
Total costs and expenses	349,391	289,071
Income (loss) from operations	12,233	(19,953)
Interest income	1,787	2,226
Interest expense	(1,299)	(769)
Other income (expense), net	2,221	(1,586)
Income (loss) before provision for income taxes	14,942	(20,082)
Provision for income taxes	3,590	998
Net income (loss)	$11,352	$(21,080)
Net income (loss) per share attributable to common stockholders:
Basic	$0.06	$(0.11)
Diluted	$0.05	$(0.11)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	201,744,601	189,848,799
Diluted	218,414,823	189,848,799

(1) Exclusive of depreciation and amortization, shown separately.

REMITLY GLOBAL, INC.
Condensed Consolidated Balance Sheets
(unaudited)

	March 31,	December 31,
(in thousands)	2025	2024
Assets
Current assets
Cash and cash equivalents	$493,905	$368,097
Disbursement prefunding	217,549	288,934
Customer funds receivable, net	213,554	193,965
Prepaid expenses and other current assets	53,710	46,518
Total current assets	978,718	897,514
Property and equipment, net	41,456	31,566
Operating lease right-of-use assets	11,896	13,002
Goodwill	54,940	54,940
Intangible assets, net	8,379	10,463
Other noncurrent assets, net	5,197	5,386
Total assets	$1,100,586	$1,012,871
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$38,907	$16,159
Customer liabilities	192,186	188,984
Short-term debt	2,421	2,468
Accrued expenses and other current liabilities	114,545	116,652
Operating lease liabilities	4,098	4,745
Total current liabilities	352,157	329,008
Operating lease liabilities, noncurrent	14,728	9,073
Other noncurrent liabilities	10,225	9,319
Total liabilities	377,110	347,400
Commitments and contingencies
Stockholders’ equity
Common stock	20	20
Additional paid-in capital	1,240,310	1,195,390
Accumulated other comprehensive income (loss)	75	(1,658)
Accumulated deficit	(516,929)	(528,281)
Total stockholders’ equity	723,476	665,471
Total liabilities and stockholders’ equity	$1,100,586	$1,012,871

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited)

	Three Months Ended March 31,
(in thousands)	2025	2024
Cash flows from operating activities
Net income (loss)	$11,352	$(21,080)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	5,396	3,678
Stock-based compensation expense, net	35,792	34,088
Donation of common stock	959	—
Other	(4)	249
Changes in operating assets and liabilities:
Disbursement prefunding	71,385	(6,194)
Customer funds receivable	(16,283)	(59,432)
Prepaid expenses and other assets	(6,272)	(10,377)
Operating lease right-of-use assets	2,041	1,392
Accounts payable	22,182	(22,707)
Customer liabilities	2,487	14,744
Accrued expenses and other liabilities	(198)	10,429
Operating lease liabilities	4,066	(1,598)
Net cash provided by (used in) operating activities	132,903	(56,808)
Cash flows from investing activities
Purchases of property and equipment, and other	(13,963)	(945)
Capitalized internal-use software costs	(2,949)	(3,369)
Net cash used in investing activities	(16,912)	(4,314)
Cash flows from financing activities
Proceeds from exercise of stock options	2,392	2,483
Proceeds from issuance of common stock in connection with ESPP	5,768	5,004
Proceeds from revolving credit facility borrowings	1,059,000	275,000
Repayments of revolving credit facility borrowings	(1,059,000)	(255,000)
Taxes paid related to net share settlement of equity awards	(1,089)	(1,366)
Net cash provided by financing activities	7,071	26,121
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	2,728	(1,099)
Net increase (decrease) in cash, cash equivalents, and restricted cash	125,790	(36,100)
Cash, cash equivalents, and restricted cash at beginning of period	369,817	325,029
Cash, cash equivalents, and restricted cash at end of period	$495,607	$288,929
Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$493,905	$285,997
Restricted cash included in prepaid expenses and other current assets	632	2,190
Restricted cash included in other noncurrent assets, net	1,070	742
Total cash, cash equivalents, and restricted cash	$495,607	$288,929

REMITLY GLOBAL, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)

Reconciliation of net income (loss) to Adjusted EBITDA:

	Three Months Ended March 31,
(in thousands)	2025	2024(2)
Net income (loss)	$11,352	$(21,080)
Add:
Interest income, net	(488)	(1,457)
Provision for income taxes	3,590	998
Depreciation and amortization	5,396	3,678
Other (income) expense, net	(2,221)	1,569
Donation of common stock	959	—
Stock-based compensation expense, net	35,792	34,088
Payroll taxes related to stock-based compensation expense, net	3,140	3,515
Integration, restructuring, and other costs(1)	908	1,468
Adjusted EBITDA	$58,428	$22,779
__________
(1) Integration, restructuring, and other costs for the three months ended March 31, 2025 consisted primarily of non-recurring termination benefits. Integration, restructuring, and other costs for the three months ended March 31, 2024 consisted primarily of $0.8 million in restructuring charges incurred, $0.5 million of non-recurring legal charges, and $0.2 million related to the change in the fair value of the holdback liability associated with the acquisition of Rewire (O.S.G.) Research and Development Ltd.
(2) As previously announced on February 19, 2025, the Company's presentation of Adjusted EBITDA now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period Adjusted EBITDA has been recast to reflect this change.

Reconciliation of operating expenses to non-GAAP operating expenses:

	Three Months Ended March 31,
(in thousands)	2025	2024(1)
Customer support and operations	$22,573	$20,119
Excluding: Stock-based compensation expense, net	256	353
Excluding: Payroll taxes related to stock-based compensation expense, net	8	10
Excluding: Integration, restructuring, and other costs	—	758
Non-GAAP customer support and operations	$22,309	$18,998

	Three Months Ended March 31,
	2025	2024(1)
Marketing	$73,349	$68,014
Excluding: Stock-based compensation expense, net	4,127	3,979
Excluding: Payroll taxes related to stock-based compensation expense, net	456	493
Excluding: Integration, restructuring, and other costs	490	—
Non-GAAP marketing	$68,276	$63,542

	Three Months Ended March 31,
	2025	2024(1)
Technology and development	$73,851	$63,206
Excluding: Stock-based compensation expense, net	21,237	19,627
Excluding: Payroll taxes related to stock-based compensation expense, net	1,981	2,012
Non-GAAP technology and development	$50,633	$41,567

	Three Months Ended March 31,
	2025	2024(1)
General and administrative	$52,829	$44,173
Excluding: Stock-based compensation expense, net	10,172	10,129
Excluding: Payroll taxes related to stock-based compensation expense, net	695	1,000
Excluding: Donation of common stock	959	—
Excluding: Integration, restructuring, and other costs	418	710
Non-GAAP general and administrative	$40,585	$32,334
__________
(1) As previously announced on February 19, 2025, the Company's presentation of non-GAAP operating expenses now excludes the impact of payroll taxes related to stock-based compensation expense, net. Prior period non-GAAP operating expenses have been recast to reflect this change.

As previously announced on February 19, 2025, the Company's non-GAAP financial measures have been updated to exclude the impact of payroll taxes related to stock-based compensation expense, net. The below reconciliations show the 2024 and 2023 non-GAAP financial measures under the new presentation, which excludes the impact of payroll taxes related to stock-based compensation expense, net.
In future periods, the Company expects to exclude the impact of payroll taxes related to stock-based compensation expense, net, from the Company's non-GAAP financial measures and will not include the 2024 and 2023 recast reconciliations for this update in future filings.

Reconciliation of net income (loss) to Adjusted EBITDA (New Presentation):

	Three Months Ended								Years Ended December 31,
(in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2023	2024
Net income (loss)	$(28,314)	$(18,850)	$(35,655)	$(35,021)	$(21,080)	$(12,091)	$1,917	$(5,724)	$(117,840)	$(36,978)
Add:
Interest income, net	(1,635)	(776)	(1,223)	(1,461)	(1,457)	(1,197)	(1,305)	(877)	(5,095)	(4,836)
Provision (benefit) for income taxes	370	(143)	258	5,417	998	3,290	1,850	589	5,902	6,727
Depreciation and amortization	3,029	3,187	3,418	3,484	3,678	3,907	4,655	5,814	13,118	18,054
Other (income) expense, net	1,505	1,482	(376)	(8)	1,569	(5,962)	(2,274)	2,273	2,603	(4,394)
Donation of common stock	—	—	4,600	—	—	—	2,587	—	4,600	2,587
Stock-based compensation expense, net	29,234	35,200	36,573	35,960	34,088	37,157	39,278	41,614	136,967	152,137
Payroll taxes related to stock-based compensation expense, net	1,901	1,432	1,355	1,058	3,515	1,144	733	1,047	5,746	6,439
Acquisition, integration, restructuring, and other costs	1,173	316	2,901	(193)	1,468	—	—	—	4,197	1,468
Adjusted EBITDA	$7,263	$21,848	$11,851	$9,236	$22,779	$26,248	$47,441	$44,736	$50,198	$141,204

Reconciliation of operating expenses to non-GAAP operating expenses (New Presentation):

	Three Months Ended								Years Ended December 31,
(in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2023	2024
Customer support and operations	$19,931	$21,483	$21,190	$19,917	$20,119	$19,999	$21,792	$22,008	$82,521	$83,918
Excluding: Stock-based compensation expense, net	205	419	386	394	353	259	278	268	1,404	1,158
Excluding: Payroll taxes related to stock-based compensation expense, net	31	14	15	11	10	4	5	3	71	22
Excluding: Acquisition, integration, restructuring, and other costs	—	—	739	—	758	—	—	—	739	758
Non-GAAP customer support and operations	$19,695	$21,050	$20,050	$19,512	$18,998	$19,736	$21,509	$21,737	$80,307	$81,980

	Three Months Ended								Years Ended December 31,
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2023	2024
Marketing	$44,123	$53,600	$61,351	$75,343	$68,014	$77,056	$74,792	$83,937	$234,417	$303,799
Excluding: Stock-based compensation expense, net	2,983	4,727	4,525	3,930	3,979	4,521	4,514	4,595	16,165	17,609
Excluding: Payroll taxes related to stock-based compensation expense, net	186	229	217	157	493	236	179	352	789	1,260
Non-GAAP marketing	$40,954	$48,644	$56,609	$71,256	$63,542	$72,299	$70,099	$78,990	$217,463	$284,930

	Three Months Ended								Years Ended December 31,
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2023	2024
Technology and development	$49,376	$54,309	$57,014	$59,240	$63,206	$67,554	$68,446	$70,611	$219,939	$269,817
Excluding: Stock-based compensation expense, net	16,631	18,588	19,828	19,920	19,627	20,354	21,873	22,527	74,967	84,381
Excluding: Payroll taxes related to stock-based compensation expense, net	1,010	745	651	532	2,012	620	351	428	2,938	3,411
Excluding: Acquisition, integration, restructuring, and other costs	—	—	524	700	—	—	—	—	1,224	—
Non-GAAP technology and development	$31,735	$34,976	$36,011	$38,088	$41,567	$46,580	$46,222	$47,656	$140,810	$182,025

	Three Months Ended								Years Ended December 31,
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2023	2024
General and administrative	$41,408	$39,490	$49,817	$48,657	$44,173	$45,889	$50,920	$54,875	$179,372	$195,857
Excluding: Stock-based compensation expense, net	9,415	11,466	11,834	11,716	10,129	12,023	12,613	14,224	44,431	48,989
Excluding: Payroll taxes related to stock-based compensation expense, net	674	444	472	358	1,000	284	198	264	1,948	1,746
Excluding: Donation of common stock	—	—	4,600	—	—	—	2,587	—	4,600	2,587
Excluding: Acquisition, integration, restructuring, and other costs	1,173	316	1,638	(893)	710	—	—	—	2,234	710
Non-GAAP general and administrative	$30,146	$27,264	$31,273	$37,476	$32,334	$33,582	$35,522	$40,387	$126,159	$141,825